Other Deductions-Net (Tables)	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
Schedule of Other Deductions-Net

The following table provides components of Other deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Interest income(a)	$(383)	$(456)	$(400)
Interest expense(a)	1,524	1,681	1,797
Net interest expense	1,141	1,225	1,397
Royalty-related income	(469)	(569)	(579)
Net gain on asset disposals(b)	(52)	(15)	(243)
Certain legal matters, net(c)	2,220	784	1,723
Certain asset impairment charges(d)	927	902	1,790
Costs associated with the separation of Zoetis(e)	125	33	—
Other, net	139	139	(147)
Other deductions––net	$4,031	$2,499	$3,941

(a)
2012 v. 2011––Interest income decreased due to lower average cash balances and lower interest rates earned on investments. Interest expense decreased due to lower debt balances and the effective conversion of some fixed-rate liabilities to floating-rate liabilities. 2011 v. 2010––Interest income increased due to higher cash balances and higher interest rates earned on investments. Interest expense decreased due to lower long- and short-term debt balances and the effective conversion of some fixed-rate liabilities to floating rate liabilities. Capitalized interest expense totaled $41 million in 2012, $50 million in 2011 and $36 million in 2010.

(b)
Net gains include realized gains and losses on sales of available-for-sale securities: in 2012, 2011 and 2010, gross realized gains were $39 million, $79 million and $153 million, respectively. Gross realized losses were $6 million in 2012, $73 million in 2011 and $12 million in 2010. Proceeds, primarily from the sale of available-for-sale securities, were $19 billion in 2012, $10.2 billion in 2011 and $5.3 billion in 2010. In 2010, also includes gains on sales of certain investments and businesses.

(c)
In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)

(d)
In 2012, includes intangible asset impairment charges of $872 million, reflecting (i) $393 million of IPR&D assets, primarily related to compounds that targeted autoimmune and inflammatory diseases (full write-off) and, to a lesser extent, compounds related to pain treatment; (ii) $175 million related to our Consumer Healthcare indefinite-lived brand assets, primarily Robitussin, a cough suppressant; (iii) $279 million related to Developed Technology Rights, a charge comprised of impairments of various products, none of which individually exceeded $45 million; and (iv) $25 million of finite-lived brands. The intangible asset impairment charges for 2012 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, an increased competitive environment, litigation uncertainties regarding intellectual property and declining gross margins. The impairment charges in 2012 are associated with the following: Worldwide Research and Development ($303 million); Consumer Healthcare ($200 million); Primary Care ($135 million); Established Products ($83 million); Specialty Care ($56 million); Emerging Markets ($56 million) and Animal Health ($39 million). In addition, in 2012, also includes charges of approximately $55 million for certain investments. These investment impairment charges reflect the difficult global economic environment.

In 2011, includes intangible asset impairment charges of $851 million, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) $193 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) $183 million related to Developed Technology Rights comprising the impairment of five assets. The intangible asset impairment charges for 2011 reflect, among other things, the impact of new scientific findings and an increased competitive environment. The impairment charges in 2011 are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million) and Animal Health ($17 million). In addition, in 2011, also includes charges of approximately $51 million for certain investments. These investment impairment charges reflect the difficult global economic environment.
In 2010, includes intangible asset impairment charges of $1.8 billion, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $945 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) $292 million of indefinite-lived Brands, primarily related to Robitussin; and (iii) $540 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory time-frames and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges in 2010 are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); and Worldwide Research and Development ($54 million).

(e)
Costs incurred in connection with the initial public offering of a 19.8% ownership stake in Zoetis. Includes expenditures for banking, legal, accounting and similar services. (See Note 19A. Subsequent Events: Zoetis Debt Offering and Initial Public Offering.)

Schedule of Additional Information About Intangible Assets Impaired

The following table provides additional information about the intangible assets that were impaired in 2012:
					Year Ended December 31,
	Fair Value(a)				2012
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––IPR&D(b)	$54	$—	$—	$54	$393
Intangible assets––Other(b)	1,006	—	—	1,006	479
Total	$1,060	$—	$—	$1,060	$872

(a)
The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.     Basis of Presentation and Significant Accounting Policies: Fair Value.

(b)
Reflects intangible assets written down to their estimated fair value of $1.1 billion in 2012. The impairment charges of $872 million are included in Other deductions––net. Fair value is determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted     cash flow method. We start with a forecast of all the expected net cash flows associated with the asset, which includes the application of a terminal value for indefinite-lived assets, and then we apply an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the projections and the impact of technological risk associated with IPR&D assets, as well as the selection of a long-term growth rate; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.